Equity	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
EQUITY

NOTE 10 – EQUITY:

A.	Share capital

Following the approval of a special general meeting of the Company’s shareholders convened on November 13, 2023, the Company increased its authorized share capital of Ordinary Shares of NIS 0.02 par value by 100,000,000 Ordinary Shares and cancelled the nominal par value of the shares’; The meeting further approved a reverse split of the authorized and outstanding shares, at a ratio of 10:1 (“the reverse stock split”) which came into effect on December 4, 2023. Consequently, the Company’s share capital, as of December 31, 2023, consists of 15,000,000 authorized Ordinary Shares, and 2,151,745 outstanding Ordinary Shares with no par value. Share data in these financial statements, have been adjusted retroactively to give effect to the reverse stock split, and the consequent changes made to warrants and options issued by the Company.

1)	On February 8, 2021, the Company completed a public offering in the Tel Aviv Stock Exchange, pursuant to a Shelf Offering Report. As part of the offering, 31,422 Ordinary Shares of the Company were issued to the public. The total gross consideration that the Company received amounted to approximately $3.0 million, before issuance costs. Issuance costs amounted to $44 thousand.

2)	On February 18, 2021, the Company completed a capital raising in an amount of approximately $5.6 million by means of a private placement, in which 60,050 Ordinary Shares were issued. Issuance costs amounted to $95 thousand.

3)	On October 31, 2021, and as part of the Company’s preparation for listing on Nasdaq, the Company entered into an investment agreement with four accredited investors that includes a private placement of the Company’s Ordinary Shares and prefunded warrants for a capital investment of $15 million, made in two stages.

Pursuant to the agreement, upon closing of the first stage on December 30, 2021 the Company received an aggregate amount of $7.5 million against the issuance of 167,031 Ordinary Shares.

On May 24, 2022, following the completion of listing on Nasdaq and the effectiveness of a registration statement covering the resale of the Ordinary Shares and the Ordinary Shares underlying the prefunded warrants under the investment agreement, an additional investment of $7.5 million, was made against the issuance of additional 151,765 Ordinary Shares and 15,266 prefunded warrants to purchase Ordinary Shares, at an exercise price of NIS 6.0 per ordinary share exercisable immediately upon issuance for a period of five years from issuance. The prefunded warrants were exercised on July 7, 2023.

In connection with the above investment agreement and its facilitation of it, the Company paid transaction fees to a third party consisting of cash consideration of $275 thousand and non-marketable options, exercisable into 5,360 Ordinary Shares of the Company, for an exercise price of NIS 141.8 per one Ordinary Share. The above fees were paid proportionately upon the closing of each stage of the investment agreement. Consequently, issuance costs of $592 thousand, including the value attributed to the options granted of $275 thousand were charged to share premium derived from the issuance of Ordinary Shares. The value attributed to the above options was calculated according to the Black-Scholes pricing model.

4)	On February 16, 2023, the Company completed a private placement by certain investors, some of whom are existing shareholders of the Company (the “Investors”), and the controlling shareholder of the Company, in an aggregate amount of NIS 12,463 thousand ($3.59 million). Under the investor agreements the Company issued 233,826 units, each consisting of one Ordinary Share and one non-registrable and non-tradeable warrant at a price of NIS 53.3 ($15.5) per each issued Unit. Each warrant is exercisable into one Ordinary Share subject to payment of exercise price of NIS 61.3 ($17.8) per warrant for a term of five (5) years from the issuance date of the offered warrants.

Issuance costs (of approximately $ 29 thousand) and the placement proceeds were allocated on a relative fair value basis ($ 2.24 million to share capital and premium and $1.35 million to the warrants); the warrants fair value was determined on the basis of the Black - Scholes pricing model.

The above private placement includes 64,503 units (representing a total investment of $1 million in cash), offered to Mr. Avraham Brenmiller - the Company’s controlling shareholder and the Company’s Chief Executive Officer and Chairman of the Board - with the same terms and conditions, as offered to the other investors.

The Investors and the controlling shareholder received piggyback registration rights for their Ordinary Shares and associated warrant. On June 29, 2023, the Company filed with the U.S. Securities and Exchange Commission (“the SEC”) a registration statement on Form F-3 to affect the registration of the Ordinary Shares and warrants, as above.

The Investors are subject to certain restrictions regarding resale of the Units, the Offered Shares and the shares underlying the Offered Warrants for Investors pursuant to Israeli and U.S. laws.

5)	On June 9, 2023, the Company, entered into a Sales Agreement with A.G.P./Alliance Global Partners (“the Sales Agent”), pursuant to which the Company may offer and sell, from time to time, to or through the Sales Agent as agent or principal, Ordinary Shares. The Ordinary Shares will be offered and sold pursuant to the Company’s currently effective registration statement on Form F-3, the prospectus contained therein and the prospectus supplement filed with the SEC dated June 9, 2023, under which the Company may offer and sell its Ordinary Shares having an aggregate offering price of up to $9,350 thousand from time to time through A.G.P.

During the second half of 2023, under the agreement with a A.G.P., the Company issued 35,812 ordinary shares for a total consideration of $220 thousand, net of agent commissions of $12 thousand and other issuance costs of $115 thousand.

6)	On June 15, 2023, the Company completed a private placement offering of its securities for the aggregate gross proceeds of $2.5 million (NIS 8.97 million) with one of the Company’s shareholders, a Switzerland-based company. The placement included 248,778 units (the “June Units”), each June Unit consisting of one ordinary share of the Company, and one non-tradeable warrant to purchase one ordinary share, at a price per Unit of $10.

The warrants are exercisable at a price of NIS 44 (approximately $ 12.0) per share, reflecting a 33% premium over the market price of the Company’s Ordinary Shares on The Nasdaq Stock Market LLC at the close on June 12, 2023. The warrants are exercisable from June 12, 2024 and until June 12, 2028.

Issuance costs (of approximately $20 thousand) and the placement proceeds were allocated on a relative fair value basis ($1.57 million to share capital and premium and $0.93 million to the warrants); the fair value of the warrants was determined on the basis of the Black-Scholes pricing model.

B.	Warrants:

1)	Quoted Warrants (Series 2 and 3)

These warrants were issued on November 16, 2020, in a public offering in TASE under a Shelf Offering Report, and were classified as equity.

Under an arrangement offered by the Company to the holders of its Series 2 and 3 warrants, approved by the district court in Lod on October 26, 2021, and after the approval of a special general meeting of the abovesaid warrant holders, the period for exercise of the above warrants was extended by one year (through November 15, 2022 for Series 2 and November 15, 2024 for Series 3). All other terms of the warrants remained unchanged. Series 2 warrants expired in 2022 with no exercise. During 2023 and as part of the delisting process of the Company’s Ordinary Shares from TASE, the Company made an arrangement with the holders of Series 3 warrants, approved by the district court, to shorten the period for their exercise and decrease the exercise price. As a result, 94% of the holders of Series 3 exercised their warrants, for which the Company issued 18,811 Ordinary Shares and received a consideration of NIS 241 thousand ($72 thousand); the remaining warrants (Series 3) expired on September 5, 2023. Consequently, and due to having accumulated losses, the Company recognized the incremental value of NIS 341 thousand ($92 thousand) for the change in terms of the options against additional paid in capital (see also Note 12I).

2)	Non- marketable warrants

As of December 31, 2023, the Company has 499,998 non-marketable warrants that can be exercised into 25,000 Ordinary Shares of the Company. Every twenty warrants are exercisable to one share, for a period of 4 years commencing June 14, 2020, at the price of NIS 180.

As to warrants and prefunded warrants issued under the investment agreement and private placements – see A(4) and A(5) above.

As of December 31, 2022, in addition to the 499,998 warrants above, the Company had also 370,000 non-marketable share options (warrants) granted to an Israeli bank as part of a debt settlement arrangement entered into in 2020 (with the attributed fair value of $494 thousand); these share options, expired on July 2023, without being exercised.

All Company non-marketable warrants and prefunded warrants are considered indexed to the Company’s own stock and are classified as equity.

C.	Share-based payments:

1)	In July 2013, the Company’s Board of Directors (“the Board”) approved a share option scheme that is intended to provide an incentive to retain or attract employees, directors, consultants and service providers of the Company and its Affiliates and will be administered by the Board (“the 2013 plan”). On September 15, 2022, the Board approved an amendment to the plan, that will allow the Company to reserve from time-to-time, out of its authorized unissued share capital, such number of Shares, as the Board deems appropriate. The Company has filed a registration statement on Form S-8 under the Securities Act to register up to 295,120 Ordinary Shares, in the aggregate, issued or reserved for issuance under the 2013 plan.

The options can be exercised for a period of up to 10 years from the date of their allotment. An option that is not exercised by that date will expire.

Pursuant to the options plan, the options for the Company’s employees and officers, other than its controlling shareholder, will be allocated under Section 102 of the Israeli Income Tax Ordinance (where the Board can determine the type of option as “Option 102 in the Non-Trustee Track” or “Option 102 in the Trustee Track”) and the options for service providers and the controlling shareholder of the Group, will be allocated in accordance with Section 3(i) of the Israeli Income Tax Ordinance.

2)	Share option awards granted to employees in 2018, with an exercise price denominated in U.S. dollars, were classified and accounted for as a liability in prior years as they did not meet the exception under ASC 718-10-25-14A to allow equity classification; these options were reclassified in May 2022 to equity at fair value of $74 thousand, when the shares of the Company began trading on Nasdaq.

3)	In July 2021, the Company granted 144,432 non-marketable and non-transferable share options to a provider of services to the Company, who serves in the role of advisor to the management, that are exercisable into 7,222 Ordinary Shares of the Company Shares (every 20 options confer the right to one Ordinary Share).

36,108 of the options vest over a period of six months, after which they are exercisable at a price of NIS 6.0 per share. The remaining 108,324 options are exercisable at a price of NIS 236 per share, and vest as follows; 25% after 12 months, and the remaining 75% on a monthly basis over a period of 36 months, that starts after the first 12 months. The above 36 months may be accelerated to 24 months vesting period, or 12 months vesting period, in certain events. All options expire after 5 years.

The options were valued at $ 247 thousand, according to the Black-Scholes pricing model.

4)	On October 31, 2021, the Board approved the grant, under the 2013 Plan, of 486,500 non-marketable share options to 26 employees and advisors (three of which are officers of the Company), under the 2013 share options plan of the Company. Every twenty options are realizable into 1 Ordinary Share of the Company (subject to adjustments), for NIS 194, in a cashless exercise manner, in which the grantor will receive Ordinary Shares that reflect the benefit component in the realized options. The option vest in three equal portions over a period of three years.

The options were valued at $ 1,056 thousand, according to the Black-Scholes pricing model.

5)	On February 9, 2022, the Board approved the grant of 25,000 non-marketable share options, exercisable to 2,500 Ordinary Shares of the Company, to an employee of the Company, based on the terms of the 2013 options plan. Each option is realizable into one share for NIS 194. in a cashless exercise manner; The option vest in three equal portions over a period of three years.

The estimated value of the above options is NIS 282 thousand ($ 87 thousand, as of approval date), which was calculated according to the Black-Scholes pricing model.

6)	As to the grant of non-marketable share options to a mediator – see A3 above.

7)	On February 9, 2022, the annual and extraordinary shareholders’ meeting of the Company approved to grant Mr. Avraham Brenmiller 150,000 non-marketable options, and to Mr. Nir Brenmiller and Mr. Doron Brenmiller – 75,000 non-marketable options, each. The options vest in three equal tranches over a period of 3 years (33.3% each year), Every 10 options are exercisable into one Ordinary Share, with the following exercise prices: first tranche – NIS 400 per one share, second tranche – NIS 600 per one share, third tranche – NIS 800 per one share (based on exchange rates as of approval date – $123.5 $185.3 and $247.1, respectively). The value of the above options, calculated according to the Black-Scholes pricing model is NIS 2,616 thousand ($ 810 thousand as of approval date).

8)	On June 23, 2022, following a new compensation policy, and the approval of the Board, the Company granted under the 2013 plan:

(i)	225,000 share options to purchase up to 22,500 Ordinary Shares were awarded to Mr. Avraham Brenmiller. The options exercise price is NIS 137.8 per share (based on the average market share price in the last 30 days prior to the grant date, plus 15%), and they vest over three years (33.3% at the end of each year).

(ii)	150,000 share options to purchase up to 15,000 Ordinary Shares of the Company were awarded to five non-executive directors of the Company (30,000 options each), with vesting conditions and exercise price that are similar to the options granted to Mr. Avraham Brenmiller.

The value of these grants, as calculated according to the Black-Scholes pricing model aggregates NIS 3.12 million (approximately $ 879 thousand, of which NIS 2.2 million relate to Mr. Avraham Brenmiller.

9)	Amendment to the Company’s compensation policy and Restricted Shares and Restricted Share Units

On January 24, 2023, the Company adopted an amendment to the Company’s compensation policy, which includes an efficiency plan to decrease expenses and the Company’s burn rate. The adopted plan allows the Compensation Committee and the Board, subject to certain minimum terms and conditions, to exchange basic salary (in whole or in part), accrued and unpaid cash salary to Company’s employees and officers, with equity-based compensation (the “Efficiency Plan”), by issuing Restricted Shares or Restricted Shares Units (“RSUs”).

The Company also converted the unpaid salary balance of Mr. Brenmiller as of December 31, 2022 (in respect of prior years) in the amount of NIS 790 thousand (approximately $225 thousand), into equity under the terms of the Private Placement to the Investors and the Private Placement to Mr. Brenmiller, as described in A above, respectively, except for the exercise period as described below. Accordingly, the Company granted Mr. Brenmiller 14,822 units, consisting of 14,822 Ordinary Shares and 14,822 associated warrants, at a price of NIS 53.3 ($15.5) per each issued unit. Each warrant is exercisable into one Ordinary Share subject to payment of exercise price of NIS 61.3 ($17.8) per warrant and has a term of two (2) years as of the issuance date of the warrants for Mr. Brenmiller.

Under the above approved compensation plan, the Company also granted during 2023 to its employees and service providers: (a) 7,811 RSUs in exchange for employee and service providers’ salary of NIS 346 thousand (approximately $ 94 thousand); these shares vest mainly over 12 months, (b) bonuses in fully vested 47,315 RS to employees and service providers, with estimated value in the amount of NIS 2,328 thousand ($ 649 thousand), and (c) 9,986 RS in exchange for service providers’ fees of NIS 494 thousand (approximately $ 134 thousand).

In addition, following the approval of the extraordinary shareholders meeting and the recommendation of the Board, the controlling shareholders were granted share options (received instead of RSUs, with no incremental value as of the modification date), as follows: 33,536 fully vested share options exercisable into 3,354 Ordinary Shares of the Company for NIS 3 ($0.82) per share, in exchange for bonus payment in the amount of NIS 165 thousand (approximately $ 46 thousand) and 81,855 share options, exercisable into 8,186 Ordinary Shares for NIS 3 ($0.82) per share, which vest over a period of 12 months, in exchange for salary of NIS 363 thousand (approximately $ 98 thousand). In calculating the share options amount granted in exchange for salary, a 10% discount was taken into account.

Information on the share option awards outstanding and the related weighted average exercise price as of and for the years ended December 31, 2023, 2022 and 2021 are presented in the table below:

	Year ended December 31, 2023		Year ended December 31, 2022		Year ended December 31, 2021
Relating to options:	Number of potential Ordinary shares	Exercise price range*	Number of potential ordinary shares	Exercise price range*	Number of potential ordinary shares	Exercise price range*
Outstanding at beginning of the year	144,681	NIS 137.8 – NIS 800	73,951	NIS 234 ; $ 100	43,825	NIS 260; $ 100
Granted	11,539	NIS 3	74,980	NIS 137.8 - NIS 800	34,226	NIS 141.8 – 234
Exercised**	-	-	-	-	(200)	$100
Forfeited	(7,211)	NIS 194 ; $ 100	(4,250)	NIS 137.8 – NIS 194	(2,950)	NIS 260; $ 100
Expired	(15,033)	NIS 194 ; $ 100	-	-	(950)	NIS 260; $ 100
Outstanding at end of the year	133,976	NIS 3 - NIS 800	144,681	NIS 137.8 – NIS 800	73,951	NIS 141.8; $ 100
Exercisable at end of the year	76,700	NIS 3 - NIS 400	48,687	NIS 141.8; $ 100	28,286	NIS 234; $ 100

*	Per 1 Ordinary Share of with no par value. Exercise price is quoted in denominated currency.
**	Including options exercised on a cashless basis. Average share price for options exercised in 2021 – $ 96.

As to Restricted Shares and Restricted Share Units (RS and RSU) : during 2023 the Company granted 65,112 RS and RSUs, which are all outstanding as of December 31, 2023, and of which 62,032 are vested. The remaining unvested RSUs are expected to vest in 2024.

The following table summarizes information about stock-based awards outstanding and exercisable at December 31, 2023:

	Outstanding		Exercisable
Exercise price range	Number of potential Ordinary Shares	Weighted average remaining contractual life (years)	Number of potential Ordinary Shares	Weighted average remaining contractual life (years)
NIS 3	11,539	9.4	8,811	9.4
NIS 137.8 – NIS 194	61,734	6.3	32,043	5.7
NIS 234 – NIS 260	24,503	1.7	19,646	1.8
$100	6,200	4.5	6,200	4.5
NIS 400; NIS 600; NIS 800	30,000	8.2	10,000	8.2
NIS 3 – NIS 800	133,976	6.1	76,700	5.3

Share-based compensation expense for the years ended December 31, 2023, 2022 and 2021 was as follows (U.S. dollars in thousands):

	Year ended December 31
	2023	2022	2021
Cost of revenue	52	36	21
Research and development	416	258	30
Sales and marketing	279	240	(9)
General and administrative	1,034	800	55
Total share-based compensation expenses	1,781	1,334	97

As of December 31, 2023, there is an unrecognized share-based compensation expense of $374 thousand to be recognized over the average remaining vesting period of 2 years.

For the years ended December 31, 2023 and 2022, the aggregate intrinsic value of share options outstanding were $58 thousand and $NIL thousand, respectively.

For the years ended December 31, 2023 and 2022, the aggregate intrinsic value of share options exercisable were $44 thousand and $NIL thousand, respectively.

The calculated fair value of option grants was estimated using the Black-Scholes pricing model with the following assumptions:

	Year ended December 31
	2023	2022	2021
Risk-free interest rate	4.75%	0.1%-2.0%	0.1%
Expected option term (in years)	10.0	2.0-10.0	2.0-10.0
Expected price volatility	76%	66%-82%	75%-91%
Fair value of an ordinary share	NIS 32.6	NIS 82.7-NIS 159.7	NIS 98.1-NIS 128.5
Dividend yield	0%	0%	0%

The risk-free interest rate is based on Israeli rates published by the Bank of Israel, in effect at the time of grant. The expected volatility is based on the historical volatility of the Ordinary Shares of the Company.